POWER OF ATTORNEY
                                       FOR
                     1992 EMPLOYEE, DIRECTOR AND CONSULTANT
                                STOCK OPTION PLAN

         I, Stephen M. Case, whose signature appears below, constitute and appoint Stephen M. Case, J. Michael Kelly, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the 1992 Employee, Director and Consultant Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of March, 1999.



                                   /s/Stephen M. Case
                                   Signature


                                   Stephen M. Case
                                   Print Name



                               POWER OF ATTORNEY
                                       FOR
                     1992 EMPLOYEE, DIRECTOR AND CONSULTANT
                                STOCK OPTION PLAN

         I, Robert W. Pittman, whose signature appears below, constitute and appoint Stephen M. Case, J. Michael Kelly, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the 1992 Employee, Director and Consultant Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of March, 1999.



                                   /s/Robert W. Pittman
                                   Signature


                                   Robert W. Pittman
                                   Print Name


                               POWER OF ATTORNEY
                                       FOR
                     1992 EMPLOYEE, DIRECTOR AND CONSULTANT
                                STOCK OPTION PLAN

     I, James F. MacGuidwin, whose signature appears below, constitute and appoint Stephen M. Case, J. Michael Kelly, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the 1992 Employee, Director and Consultant Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of March, 1999.



                                   /s/James F. MacGuidwin
                                   Signature


                                   James F. MacGuidwin
                                   Print Name

                               POWER OF ATTORNEY
                                       FOR
                     1992 EMPLOYEE, DIRECTOR AND CONSULTANT
                                STOCK OPTION PLAN

     I, Alexander M. Haig, Jr., whose signature appears below, constitute and appoint Stephen M. Case, J. Michael Kelly, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the 1992 Employee, Director and Consultant Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of March, 1999.



                                   /s/Alexander M. Haig, Jr.
                                   Signature


                                   Alexander M. Haig, Jr.
                                   Print Name

                               POWER OF ATTORNEY
                                       FOR
                     1992 EMPLOYEE, DIRECTOR AND CONSULTANT
                                STOCK OPTION PLAN

     I, Franklin D. Raines, whose signature appears below, constitute and appoint Stephen M. Case, J. Michael Kelly, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the 1992 Employee, Director and Consultant Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of March, 1999.



                                   /s/Franklin D. Raines
                                   Signature


                                   Franklin D. Raines
                                   Print Name

                               POWER OF ATTORNEY
                                       FOR
                     1992 EMPLOYEE, DIRECTOR AND CONSULTANT
                                STOCK OPTION PLAN

     I, Daniel F. Akerson, whose signature appears below, constitute and appoint Stephen M. Case, J. Michael Kelly, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the 1992 Employee, Director and Consultant Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of March, 1999.



                                   /s/Daniel F. Akerson
                                   Signature


                                   Daniel F. Akerson
                                   Print Name

                               POWER OF ATTORNEY
                                       FOR
                     1992 EMPLOYEE, DIRECTOR AND CONSULTANT
                                STOCK OPTION PLAN

     I, Frank J. Caufield, whose signature appears below, constitute and appoint Stephen M. Case, J. Michael Kelly, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the 1992 Employee, Director and Consultant Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of March, 1999.



                                   /s/Frank J. Caufield
                                   Signature


                                   Frank J. Caufield
                                   Print Name

                               POWER OF ATTORNEY
                                       FOR
                     1992 EMPLOYEE, DIRECTOR AND CONSULTANT
                                STOCK OPTION PLAN

     I, William M. Melton, whose signature appears below, constitute and appoint Stephen M. Case, J. Michael Kelly, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the 1992 Employee, Director and Consultant Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of March, 1999.



                                   /s/William M. Melton
                                   Signature


                                   William M. Melton
                                   Print Name

                               POWER OF ATTORNEY
                                       FOR
                     1992 EMPLOYEE, DIRECTOR AND CONSULTANT
                                STOCK OPTION PLAN

     I, Dr. Thomas Middelhoff, whose signature appears below, constitute and appoint Stephen M. Case, J. Michael Kelly, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the 1992 Employee, Director and Consultant Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of March, 1999.



                                   /s/Dr. Thomas Middlehoff
                                   Signature


                                   Dr. Thomas Middlehoff
                                   Print Name

                               POWER OF ATTORNEY
                                       FOR
                     1992 EMPLOYEE, DIRECTOR AND CONSULTANT
                                STOCK OPTION PLAN

     I, Colin L. Powell, whose signature appears below, constitute and appoint Stephen M. Case, J. Michael Kelly, George Vradenburg, III, and Sheila A. Clark, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution in each of them, for him/her and in his/her name, place and stead, and in any and all capacities, to sign the Registration Statement on Form S-8 for the registration of shares of common stock, $.01 par value (the "Common Stock"), of America Online, Inc. reserved for issuance upon the exercise of options which have been or may be granted under the 1992 Employee, Director and Consultant Stock Option Plan, and any required amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of March, 1999.



                                   /s/Colin L. Powell
                                   Signature


                                   Colin L. Powell
                                   Print Name